SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            __________

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): SEPTEMBER 22, 1997


                      STRUCTURED PRODUCTS CORP.
                      -------------------------
      (Exact name of registrant as specified in its charter)


     DELAWARE                    33-55860                13-3692801
     --------                    --------                ----------
(State or Other Jurisdiction (Commission File Number)   (IRS Employer
  of Incorporation)                                  Identification Number)


          Seven World Trade Center
          Room 33-130, 33rd Floor
                  NEW YORK, NY                     10048
          -------------------------                -----
     (Address of Principal Executive Office)    (Zip Code)


    Registrant's telephone number, including area code: (212) 783-6645


                             N/A
    __________________________________________________________________


   (Former Name or Former Address, if Changed Since Last Report)

             INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not Applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not Applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

          Not Applicable.

Item 5.   OTHER EVENTS.

          Not Applicable.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not Applicable.

Item 7.   FINANCIAL   STATEMENTS,   PRO  FORMA  FINANCIAL  INFORMATION  AND
          EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

               Not Applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Not Applicable.

          (c)  EXHIBITS.

          1. Series Trust Indenture, dated as of September 15, 1997, incorporating the Standard Terms of the Trust Indenture, dated as of September 15, 1997, by and between First Trust of New York, National Association, as Indenture Trustee and TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7, including the Form of Class A Note.

          2. TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7 Supplement, dated as of September 15, 1997, incorporating the Base Trust Agreement, dated as of September 15, 1997, by


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


               and between the Structured Products Corp. and Delaware Trust Capital Management, Inc., including the Form of Class B Certificate.

          3. Administration Agreement, dated as of September 15, 1997, between TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7 and First Trust of New York, National Association, as Administrator.

          4. 1992 ISDA Master Swap Agreement, and related schedule and confirmations thereto, each dated as of September 15, 1997, by and between TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7 and Westdeutsche Landesbank Girozentrale.

          5. Administration Agreement, dated as of September 15, 1997, among TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7, Delaware Trust Capital Management, Inc. and Structured Products Corp.

          6. Expense Guarantee of Salomon Brothers Inc to First Trust of New York, National Association

          7. Expense Guarantee of Salomon Brothers Inc. to Delaware Trust Capital Management, Inc.

          8. Underwriting Agreement, dated September 15, 1997, between Structured Products Corp. and Salomon Brothers Inc

          9.   Opinion of Rogers & Wells with respect to tax matters.

                            SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STRUCTURED PRODUCTS CORP.

Date:  September 22, 1997          By:  /S/ TIMOTHY P. BEAULAC
                                      ------------------------
                                        Timothy P. Beaulac
                                        Assistant Vice President and
                                          Finance Officer





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

                           EXHIBIT INDEX


EXHIBIT                     DESCRIPTION
-------                     -----------


1. Series Trust Indenture, dated as of September 15, 1997, incorporating the Standard Terms of Trust Indenture, also dated as of September 15, 1997, by and between First Trust of New York, National Association, as Indenture Trustee and TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7, including the Form of Class A Note.

2. TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7 Supplement, dated as of September 15, 1997, incorporating the Base Trust Agreement, dated as of September 15, 1997, by and between the Structured Products Corp. and Delaware Trust Capital Management, Inc., including the Form of Class B Certificate.

3. Administration Agreement, dated as of September 15, 1997, between TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7 and First Trust of New York, National Association, as Administrator.

4. 1992 ISDA Master Swap Agreement, and related schedule and confirmations thereto, each dated as of September 15, 1997, by and between TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7 and Westdeutsche Landesbank Girozentrale.

5. Delegation Agreement, dated as of September 15, 1997, among TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7, Delaware Trust Capital Management, Inc. and Structured Products Corp.

6. Expense Guarantee of Salomon Brothers Inc to First Trust of New York, National Association

7. Expense Guarantee of Salomon Brothers Inc to Delaware Trust Capital Management, Inc.

8. Underwriting Agreement, dated as of September 15, 1997, between Structured Products Corp. and Salomon Brothers Inc

9.             Opinion of Rogers & Wells with respect to tax matters.

                                          5